SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                 -----------------


                        DWS Inflation Protected Plus Fund

The following information replaces similar disclosure in the "Portfolio management" section of the prospectuses:

The following people handle the day-to-day management of the fund.

  William Chepolis, CFA                Matthew F. MacDonald
  Managing Director of Deutsche        Director of Deutsche Asset Management and
  Asset Management and Co-Manager      Co-Manager of the fund.
  of the fund.                         o   Joined Deutsche Asset Management in
  o   Joined Deutsche Asset                2006 after 14 years of fixed income
      Management in 1998 after             experience at Bank of America Global
      13 years of experience as            Structured Products and PPM America,
      vice president and portfolio         Inc., where he was portfolio manager
      manager for Norwest Bank,            for public fixed income, including
      where he managed the bank's          MBS, ABS, CDOs and corporate bonds;
      fixed income and foreign             earlier, as an analyst for MBS, ABS
      exchange portfolios.                 and money markets; and originally, at
  o   Portfolio Manager for Retail         Duff & Phelps Credit Rating Company.
      Mortgage Backed Securities:      o   Portfolio Manager for Retail Mortgage
      New York.                            Backed Securities: New York.
  o   Joined the fund in 2005.         o   BA, Harvard University; MBA,
  o   BIS, University of Minnesota.        University of Chicago Graduate School
                                           of Business
  Robert Wang, CFA
  Managing Director of Deutsche        Thomas Picciochi
  Asset Management and Co-Manager      Director of Deutsche Asset Management and
  of the fund.                         Co-Manager of the fund.
  o   Joined Deutsche Asset            o   Joined Deutsche Asset Management in
      Management in 1995 as                1999, formerly serving as portfolio
      portfolio manager for asset          manager for Absolute Return
      allocation after 13 years of         Strategies, after 13 years of
      experience of trading fixed          experience in various research and
      income, foreign exchange and         analysis positions at State Street
      derivative products at J.P.          Global Advisors, FPL Energy, Barnett
      Morgan.                              Bank, Trade Finance Corporation and
  o   Global Head of Quantitative          Reserve Financial Management.
      Strategies Portfolio             o   Senior Portfolio Manager for
      Management: New York.                Quantitative Strategies: New York.
  o   Joined the fund in 2005.         o   Joined the fund in 2007.
  o   BS, The Wharton School,          o   BA and MBA, University of Miami.
      University of Pennsylvania.

               Please Retain This Supplement for Future Reference





                                                                     [Logo]DWS
                                                                       SCUDDER
August 23, 2007                                            Deutsche Bank Group